UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 4, 2006

Memry Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15971	06-1084424
(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut	06801
(Address of principal executive offices)	(Zip Code)

(203) 739-1100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 4, 2006, Memry Corporation (“Memry”) announced its final financial results for the quarter ended March 31, 2006 by issuing a press release and on May 5, 2006 held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement and the related conference call transcript are attached as Exhibit Nos. 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The press release and the conference call contain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Memry’s control which may cause actual results, performance or achievements of Memry to be materially different from the results, performance or other expectations implied by the forward-looking statements. These factors include but are not limited to those detailed in Memry’s periodic filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1—Press Release, dated May 4, 2006, issued by Memry Corporation.

99.2—Transcript of Earnings Release Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Memry Corporation

Date: May 9, 2006	By:	/s/ Robert P. Belcher
Robert P. Belcher Chief Executive Officer, Senior Vice President—Finance and Administration, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 4, 2006, issued by Memry Corporation.

99.2	Transcript of Earnings Release Conference Call.